                                                                     EXHIBIT 4.1

                                [FREESHOP LOGO]
                                    FREESHOP
             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON


          COMMON STOCK                                 COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY OR RIDGEFIELD PARK, NJ           AND A STATEMENT AS TO THE RIGHTS
                                                PREFERENCES, PRIVILEGES AND
                                                  RESTRICTIONS ON SHARES
                                                     CUSIP 356873 10 9

THIS CERTIFIES THAT

is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                               FREESHOP.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


    /s/ [signature Illegible]                 /s/ [signature Illegible]
   SECRETARY                            PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                [CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:

     CHASEMELLON SHAREHOLDER SERVICES, LLC.
               TRANSFER AGENT AND REGISTRAR
BY

                       AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY    AUG 3, 1999 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807             062811fc
(562) 989-2333
FAX (562) 426-7450    7B        Proof /s/ [signature Illegible]  REV 2

                               FREESHOP.COM, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT  - as tenants by the entireties                                under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN   - as joint tenants with right of                                          (State)
                survivorship and not as tenants         UNIF TRF MIN ACT - ________________ Custodian (until age ____)
                in common                                                        (Cust)
                                                                           ___________________ under Uniform Transfers
     COM PROP - as community property                                            (Minor)
                                                                           to Minors Act _____________________________
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|____________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ________________________________


                                       X _______________________________________

                                       X _______________________________________
                                       NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED


By _______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  AMERICAN BANK NOTE COMPANY    JUNE 26, 1999  fm
  3604 ATLANTIC AVENUE
  SUITE 12
  LONG BEACH, CA 90807          062811bk
  (562) 958-2333
  (FAX) (562) 426-7460          Proof ____  REV 1
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